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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 31, 2006

                                  SOLUTIA INC.
                            -----------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                              --------------------
                            (STATE OF INCORPORATION)

             001-13255                                          43-1781797
         -----------------                                ----------------------
            (COMMISSION                                      (IRS EMPLOYER
            FILE NUMBER)                                     IDENTIFICATION NO.)

575 MARYVILLE CENTRE DRIVE, P.O. BOX 66760, ST. LOUIS, MISSOURI     63166-6760
---------------------------------------------------------------   --------------
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)

                                 (314) 674-1000
                        -------------------------------
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01. REGULATION FD DISCLOSURE

      As previously reported, on December 17, 2003 Solutia Inc. ("Solutia") and its 14 U.S. subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code (the "Bankruptcy Code") in the U.S. Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). The cases were consolidated for the purpose of joint administration and were assigned case number 03-17949 (PCB). Solutia's subsidiaries outside the United States were not included in the Chapter 11 filing.

      On July 31, 2006 Solutia filed with the Bankruptcy Court as required by the Bankruptcy Code its monthly operating report for the period June 1, 2006 through June 30, 2006. The required Monthly Operating Report is furnished hereunder as Exhibit 99.

Cautionary Statements Regarding Financial and Operating Data

      Solutia cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Reports, as they were not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of any of Solutia or its subsidiaries, or any other affiliate of Solutia. The Monthly Operating Reports were not audited or reviewed by independent accountants, are as prescribed by applicable bankruptcy laws, and are subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in Solutia's securities, the Monthly Operating Reports are complete. The Monthly Operating Reports also contain information for periods which are shorter or otherwise different from those required in Solutia's reports pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and such information might not be indicative of Solutia's financial condition or operating results for the period that would be reflected in Solutia's financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Monthly Operating Reports should not be viewed as indicative of future results.

Limitation on Incorporation by Reference

      In accordance with General Instruction B.2 of Form 8-K, the information in this Form 8-K furnished pursuant to Item 7.01 shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits:

Exhibit Number    Description
--------------    -----------

      99          Monthly Operating Statement for the Month of June 2006

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                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.


                                          SOLUTIA INC.
                                          ------------
                                          (Registrant)


                                          /s/ Rosemary L. Klein
                                          ---------------------
                                          Senior Vice President, General Counsel
                                          and Secretary

DATE: July 31, 2006